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                                                                   Exhibit 10.52



                                              Date: ____________



                        Incentive Stock Option Granted



                                      by



                                SEQUENOM, INC.

                      (hereinafter called the "Company")


                                      to

                             _____________________

                       (hereinafter called the "Holder")


                                   under the


                                1994 STOCK PLAN



                                  WITNESSETH:


     For valuable consideration, the receipt of which is hereby acknowledged, the Company hereby grants to the Holder the following option:

     FIRST:  Subject to the terms and conditions hereinafter set forth, the
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Holder is hereby given the right and option to purchase from the Company at the option price of ______ per share
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an aggregate of ________ shares of Common Stock of the Company, par value $.001 per share, at the time and in the manner hereinafter stated.

     The Holder shall have the right and option to purchase hereunder any or all of such shares as follows:

     (a) ___% of the shares subject to this option on ________________; and

     (b) an additional ___% of the shares subject to this option on ____________ of each successive year thereafter until the Holder shall have the right to purchase ____% of the shares subject to this option.

     Such right and option to purchase shares shall terminate on ______________. The right to purchase shares hereunder shall be cumulative.

     This option is and shall be subject in every respect to the provisions of the Sequenom, Inc. 1994 Stock Plan (the "Plan"), as amended from time to time, which is incorporated herein by reference and made a part hereof. In the event of any conflict or inconsistency between the terms hereof and those of the Plan, the latter shall prevail. References herein to the Compensation Committee shall mean the Compensation Committee as defined in the Plan.

     This option shall be exercised by the delivery of written notice to the Company (the "Notice") setting forth the number of shares with respect to which the option is to be exercised and the address to which the certificates for such shares are to be mailed, together with (i) cash or check payable to the order of the Company for an amount equal to the option price for such shares, or (ii) with the consent of the Committee, shares of Common Stock of the Company which
(a) either have been owned by the Holder for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (b) have a fair market value on the date of surrender equal to the option price for the shares as to which such option is being exercised, (iii) with the consent of the Compensation Committee, delivery of such documentation as the Compensation Committee and the broker, if applicable, shall require to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the option price for the shares as to which the option is being exercised, (iv) with the consent of the Compensation Committee, such other consideration which is acceptable to the Compensation Committee and which has a fair market value equal to the option price for the shares as to which the option is being exercised, or (v) with the consent of the Compensation Committee, a combination of (i), (ii), (iii), (iv) and/or (v). For the purpose of the preceding sentence, the fair market value per share of the Common Stock so delivered to the Company shall be the closing price per share on the date of delivery as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the Nasdaq National Market, or, if the Common Stock is not listed on the Nasdaq National Market, the mean of the bid and asked prices per share on the date of delivery or, if Common Stock is not traded over the counter, the fair market value per share as determined by the Committee.

     SECOND.  As a condition precedent to any exercise of this option, the
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Holder (or if any other individual or individuals are exercising this option, such individual or individuals) shall

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deliver to the Company (a) a Stock Restriction Agreement substantially in the form of Exhibit 1 hereto, and (b) an investment letter in form and substance
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satisfactory to the Company and its counsel which shall contain, among other matters, a statement in writing that the option is then being exercised only with a view to investment in, and not with a view to the distribution of, the shares with respect to which the option is then being exercised; that the Holder and/or the Holder's attorneys, accountants, and/or analysts (or the individual or individuals exercising this option and/or his or their attorneys, accountants and/or analysts) have fully investigated the Company and the business and financial conditions concerning it and have knowledge of the Company's then current corporate activities and financial condition; and that the Holder believes that the nature and amount of the shares being purchased by him/her are consistent with his/her investment objectives, abilities and resources. The restrictions imposed by clause (b) of the preceding sentence and any investment representation made pursuant to such clause shall be inoperative upon the registration with the Securities and Exchange Commission of the stock subject to this option or acquired through the exercise of this option pursuant to an effective registration statement under the Securities Act of 1933, as amended. The Company shall not be obligated to register the shares covered by this option.

     THIRD:  As promptly as practicable after receipt of the written notice and
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payment described in paragraph FIRST and, if required as a condition to exercise, the Stock Restriction Agreement and investment letter described in paragraph SECOND, the Company shall deliver or cause to be delivered to the Holder (or if any other individual or individuals are exercising this option, to such individual or individuals) at the address specified pursuant to paragraph FIRST hereof a certificate or certificates for the number of shares with respect to which the option is then being exercised, registered in the name or names of the individual or individuals exercising the option, either alone or jointly with another person or persons with rights of survivorship, as the individual or individuals exercising the option shall prescribe in writing to the Company at or prior to such purchase; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent shall have deposited such certificate or certificates in the United States mail, addressed to the Holder (or such individual or individuals) at the address so specified; and provided further that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Holder (or the individual or individuals exercising this option) to take any action in connection with the shares then being purchased, the date for the delivery of the certificates for such shares shall be extended until such action shall be taken and completed, it being understood that the Company shall have no obligation to take and complete any such action.

     FOURTH:  The existence of this option shall not affect in any way the right
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or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then the number, class, and per share price of shares of stock subject to this option shall be appropriately adjusted in such a manner as to entitle the Holder to receive upon exercise of this option, for the same aggregate consideration, the same total number and class of shares as the Holder would have received as a result of the event requiring the adjustment had the Holder exercised this option in full immediately prior to such event.

     In the event of a consolidation or merger of the Company with another corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, the Holder shall be entitled to receive upon exercise and payment in accordance with the terms of this option the same shares, securities or property as he would have been entitled to receive upon the occurrence of such event if he had been, immediately prior to such event, the holder of the number of shares of stock purchasable under this option; provided, however, that in lieu of the foregoing the Board of Directors of the Company (the "Board") may upon written notice to the Holder provide that this option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Board may in its discretion accelerate or waive any deferred exercise period.

     Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to this option.

     FIFTH:  No person shall, by virtue of the granting of this option to the
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Holder, be deemed to be a holder of any shares purchasable under this option or to be entitled to the rights or privileges of a holder of such shares unless and until this option has been exercised with respect to such shares and they have been issued pursuant to that exercise of this option.

     The Company shall, at all times while any portion of this option is outstanding, reserve and keep available, out of shares of its authorized and unissued stock or reacquired shares, a sufficient number of shares of its Common Stock to satisfy the requirements of this option; shall comply with the terms of this option promptly upon exercise of the option rights; and shall pay all fees or expenses necessarily incurred by the Company in connection with the issuance and delivery of shares pursuant to the exercise of this option.

     SIXTH:  This option is not transferable by the Holder otherwise than by
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will or under the laws of descent and distribution; the granting of this option shall not impose upon the Company any obligation to employ or to continue to employ the Holder; and the right of the Company to terminate the employment of the Holder shall not be diminished or affected by reason of the fact that this option has been granted to such Holder.

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     This option is exercisable, during the Holder's lifetime only by the
Holder, and by the Holder only while the Holder is an employee of the Company, except that in the event the employment of the Holder terminates for any reason, other than for cause as determined by the Company and other than in the event of death or retirement in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company, the Holder shall have the right to exercise this option within thirty (30) days after the date the Holder ceases to be an employee of the Company (but not later than the expiration date of this option) with respect to the shares which were purchasable by the Holder by exercise of this option at the time of such cessation of employment. As used in this paragraph, "cause" shall mean (a) any material breach by the Holder of any agreement to which the Holder and the Company are both parties, (b) any act (other than retirement) or omission to act by the Holder which may have a material and adverse effect on the Company's business or on the Holder's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (c) any material misconduct or neglect of duties by the Holder in connection with the business or affairs of the Company or any affiliate of the Company.

     In the event of the retirement of the Holder in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company, this option shall terminate on the earlier of its expiration date and a date ninety (90) days after the Holder's retirement. After such retirement the Holder shall have the right, at any time prior to such termination, to exercise this option to the extent the Holder was entitled to exercise such option immediately prior to such retirement.

     In the event of the death of the Holder while the Holder is in the employ of the Company and before the expiration date of this option, this option shall terminate on the earlier of its expiration date and a date one (1) year after his death. After the death of the Holder, the Holder's executors, administrators or any person or persons to whom the Holder's option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise such option to the extent the Holder was entitled to exercise such option immediately prior to the Holder's death.

     An employment relationship between the Company and the Holder shall be deemed to exist during any period in which the Holder is employed by the Company or by any subsidiary corporation of the Company.

     SEVENTH:  Any notice to be given to the Company hereunder shall be deemed
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sufficient if addressed to the Company and delivered by hand or by mail to the
Treasurer of the Company, c/o TVM Techno Venture Management, 101 Arch Street, Suite 1950, Boston, MA 02110, or such other address as the Company may hereafter designate.

     Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder or when deposited in the mail, postage prepaid, addressed to the Holder at the Holder's address furnished to the Company.

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     EIGHTH:  This option is subject to all laws, regulations and orders of any
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governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that the Holder will not exercise the option granted hereby nor will the Company be obligated to issue or sell any shares of stock hereunder if the exercise thereof or the issuance or sale of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law, regulation or order or any provision thereof. The Company shall not be obligated to take any affirmative action in order to cause the exercise of this option or the issuance of shares pursuant hereto to comply with any such law, regulation, order or provision.

     NINTH:  This option shall be governed by, and construed and enforced in
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accordance with, the substantive laws of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the company has caused this instrument to be executed in its name and on its behalf as of the date first above written.


(Seal)



ATTEST:                         SEQUENOM, INC.




--------------------------      -----------------------------
     Secretary                       Its

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

                                   EXHIBIT 1
                                   ---------

                          STOCK RESTRICTION AGREEMENT
                          ---------------------------

 [THE STOCK RESTRICTION AGREEMENT IS BEING FILED SEPARATELY AS EXHIBIT 10.53]

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